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                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edentify, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terrence DeFranco, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: as of May 15, 2006


                                        /s/ Terrence DeFranco
                                        ----------------------------------------
                                        Terrence DeFranco
                                        Chief Executive Officer and principal
                                        financial officer


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